Supplement Dated November 1, 2006
to
Prospectus Dated May 1, 2004
for
Zurich Preferred
Individual and Group Variable and
Market Value Adjusted Deferred Variable Annuity Contracts

Issued by
KILICO Variable Annuity Separate Account
and
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

At a special meeting of shareholders held on September 22, 2006, new nonfundamental investment objectives were approved for the JPMorgan Insurance Trust Large Cap Growth Portfolio (the "LCG Portfolio") and the JPMorgan Insurance Trust Diversified Equity Portfolio (the "Diversified Portfolio"). As a result, changes are also being made to the investment objective, strategies and name of the LCG Portfolio and to the investment objectives, strategies and benchmark index of the Diversified Portfolio effective November 1, 2006.

Effective November 1, 2006 all references in the Prospectus to the JPMorgan Insurance Trust Large Cap Growth Portfolio and JPMorgan Insurance Trust Large Cap Growth Sub-Account are replaced by JPMorgan Insurance Trust Intrepid Growth Portfolio and JPMorgan Insurance Trust Intrepid Growth Sub-Account, respectively. The investment objective in the Prospectus for the JPMorgan Insurance Trust Large Cap Growth Portfolio is replaced with the following:

The JPMorgan Insurance Trust Intrepid Gowth Portfolio seeks to provide long-term capital growth.

The investment objective in the Prospectus for the JPMorgan Insurance Trust Diversified Equity Portfolio 1 is replaced with the following:

The JPMorgan Insurance Trust Diversified Equity Portfolio 1 seeks to provide high total return from a portfolio of selected equity securities.